UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2006

Casella Waste Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23211	03-0338873
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

25 Greens Hill Lane Rutland, Vermont		05701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (802) 775-0325

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On February 8, 2006, Casella Waste Systems, Inc. (NASDAQ: CWST) announced that the company’s management will be presenting at the following investor conferences:

•                  Deutsche Bank Small Cap Growth Conference on Wednesday, February 15, 2006 at 10:30 am.

•                  Raymond James 27th Annual Institutional Investors Conference on Monday, March 6, 2006 at 9:15 am.

•                  Citigroup 19th Annual Global Industrial Manufacturing Conference on Tuesday, March 7, 2006 at 11:15 am.

Each of the presentations will be webcast live and the presentation slides will be available on the Investors’ section of the company’s website, http://www.casella.com.  The webcasts may be accessed via a link on the company’s website.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)          Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1         Press Release entitled “Casella Waste Systems, Inc. to Present at Upcoming Investor Conferences”, issued by the company on February 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASELLA WASTE SYSTEMS, INC.

Date: February 8, 2006	By:	/s/ Richard A. Norris
Richard A. Norris
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release “Casella Waste Systems, Inc. to Present at Upcoming Investor Conferences”, issued by the company on February 8, 2006.